EXHIBIT 10.5
AGREEMENT ID
259.
FPS-2 SERVICE AGREEMENT
     THIS AGREEMENT, made and entered into this 5th day of December, 1994 by and between COVE POINT LNG LIMITED PARTNERSHIP, a Delaware limited partnership (“Operator”) and WASHINGTON GAS LIGHT COMPANY, a District of Columbia corporation (“Customer”).
WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:
     Section 1. Service to be Rendered. Operator shall perform and Customer shall receive service in accordance with the provisions of the effective Rate Schedule FPS-2 and the applicable General Terms and Conditions of Operator’s FERC Gas Tariff, Revised Volume No. 1 (“Operator’s tariff”), on file with the Federal Energy Regulatory Commission (“FERC” or “Commission”), as the same may be amended or superseded in accordance with the rules and regulations of the Commission and the terms and conditions of this Service Agreement. The maximum obligation of Operator to provide FPS-2 service to or for Customer is specified in Appendix A, attached hereto, as the same may be amended from time to time by agreement between Customer and Operator. Service hereunder shall be provided subject to the provisions of Subpart G of Part 284 of the Commission’s regulations.
     Section 2. Term. Service under this Agreement shall commence 30 days after Operator gives notice that it is prepared to commence service and shall continue in full force and effect for an Initial Term ending on the last day of the Withdrawal Season that commences twenty (20) years after the date service is initiated hereunder and year to year thereafter, subject to termination by either party on written notice to that effect not less than one (1) year prior to the expiration of the Initial Term or any subsequent one (1) year period. Pre-granted abandonment shall apply upon termination of this Agreement.
     Section 3. Rates. Unless otherwise agreed to by the parties in writing, and subject to Appendix B attached hereto, Customer shall pay Operator the maximum charges and furnish Retainage as set forth in the above-referenced Rate Schedule and Tariff.
     Section 4. Notices. Notices to Operator under this Agreement shall be addressed to it at 20 Montchanin Road, Wilmington, Delaware 19807, Attention: L. Michael Bridges, and notices to Customer shall be addressed to it at 6801 Industrial Blvd., Springfield, VA 22151, Attention: Director, Gas Services Planning, until changed by either party by written notice.

AGREEMENT ID

259.
2
     Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: N/A

WASHINGTON GAS LIGHT COMPANY		COVE POINT LNG LIMITED PARTNERSHIP

By	/s/ Frank J. Hollewa	By	/s/ L. Michael Bridges

Title	Senior Vice President	Title	Chairman
Date	December 7, 1994	Date	December 12, 1994
awi/K101994.WGL

AGREEMENT ID
259.
Appendix A
to
FPS-2 Service Agreement
between Cove Point LNG Limited Partnership (Operator)
and Washington Gas Light Company (Customer)
Quantity: Maximum Contract Peaking Quantity (MCPQ): 250,000 Dth
               Maximum Daily Peaking Quantity (MDPQ): 50,000 Dth
Receipt Points/Delivery Points:
Primary Receipt Points for Natural Gas

Measuring	Maximum Daily
Sta. Name	Quantity (Dth/day)

As Established Pursuant
to Section 5(a) of Rate
Schedule FPS-2
Primary Delivery Points for Natural Gas

Measuring	Maximum Daily
Sta. Name	Quantity (Dth/day)
a. White Plains	50,000

b. Centreville	50,000

c. Patuxent	10,000

d. Prince Frederick	10,000

e. Chalk Point	50,000

AGREEMENT ID

259.
Appendix B
to
FPS-2 Service Agreement
between Cove Point LNG Limited Partnership (Operator)
and Washington Gas Light Company (Customer)
Maximum Rates and Charges:
A.	Monthly Reservation Charge
$4.25 per Dth of Maximum Daily Peaking Quantity adjusted pursuant to section (B) below.
B.	Reservation Charge Adjustments:
(i)	Commencing April 1, 1995, the Monthly Reservation Charge set forth in (A) above shall be adjusted as of April 1 of each calendar year based on one-half of the percentage change in the U.S. Department of Commerce Gross Domestic Product Implicit Price Deflator (the “GDP Implicit Price Deflator”) during the four quarters of the prior calendar year as determined pursuant to the following formula:
Tn = To (1 + 0.5 (G1/G2 - 1))
where Tn = Adjusted Reservation Charge
To = Reservation Charge as of March 31, provided, however, that the Reservation Charge for March 31, 1995 shall be $4.25

G1 = GDP Implicit Price Deflator for the fourth quarter (Quarter IV) of the prior calendar year

G2 = GDP Implicit Price Deflator for the fourth quarter (Quarter IV) of the year preceding the prior calendar year.

AGREEMENT ID

259.
2
G1 shall be determined based upon the Final GDP Implicit Price Deflator for the fourth quarter of the prior year, as published in March of each calendar year by the U.S. Department of Commerce.

If the GDP Implicit Price Deflator should no longer be available or published for any reason, and notification of such is given by one party to the other, the parties hereto shall enter into discussions on a comparable substitute index for the adjustments. In the event the parties do not reach agreement on a replacement index within 30 days of the notification, the issue of a proper replacement index shall be settled by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules.

(ii)	Monthly Reservation Charge payments made by customer under the FPS-2 Service Agreement to which this Appendix B is appended shall be credited with payments made by Customer in accordance with Customer’s FTS Service Option Election as approved by FERC’s September 28, 1994 order in Docket No. CP94-59.

C.	Commodity charge: The effective Maximum Commodity Tariff Rate on file with the FERC for service under Operator’s Rate Schedule FTS (firm transportation) multiplied by each Dth delivered for Customer’s account during the month. No Commodity Charge will be assessed for Authorized Excess Withdrawal Quantities.

D.	Authorized Excess Withdrawal Quantities Charge: The effective Maximum Commodity Tariff Rate on file with the FERC for service under Operator’s Rate Schedule ITS (interruptible transportation) multiplied by each Dth of the Authorized Excess Withdrawal Quantities delivered during the month.

E.	Annual Charge Adjustment: An Annual Charge Adjustment (“ACA”) as such surcharge is established for Operator by the FERC.

F.	Taxes: A separate surcharge providing for the recovery of any taxes that may be levied on Operator by governmental authorities for quantities of Natural Gas/LNG delivered or received for the account of Customer.

 2
The Master List of Interconnects as defined in the General Terms and Conditions of Operator’s Tariff is incorporated herein by reference for purposes of listing valid secondary receipt points and delivery points
Other Terms and Conditions:
A.	Notwithstanding the maximum cost-of-service based charges on file with the Commission for service under Rate Schedule FPS-2, Customer shall not pay a total effective rate in excess of that provided in Appendix B. In the event that Operator receives approval from the Commission to charge rates determined on other than a cost of service basis, Customer shall pay the rate provided in Appendix B or such lesser rate as the Commission approves. Customer agrees not to make or solicit any filing, pursuant to Section 5 of the Natural Gas Act, opposing the initial maximum charges as established in the Commission’s order issued September 28, 1994 in Docket No. CP94-59-000, et al. for service under Rate Schedule FPS-2, as such charges were modified in the Commission’s order denying reconsideration in said proceeding, and as set forth in Operator’s tariff for service under Rate Schedule FPS-2.

B.	This Agreement shall terminate if Operator has not excepted the certificate issued by the Commission in Docket No. CP94-59-000, et al., on or before January 31, 1995.
This Appendix A shall become effective as of December 5, 1994 and shall cancel and supersede the previous Appendix A to the Service Agreement dated N/A. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.

WASHINGTON GAS LIGHT COMPANY		COVE POINT LNG LIMITED PARTNERSHIP

By	/s/ Frank J. Hollewa	By	/s/ L. Michael Bridges

Title	Senior Vice President	Title	Chairman
Date	December 7, 1994	Date	December 12, 1994

 3
This Appendix B shall become effective as of December 5, 1994 and shall cancel and supersede the previous Appendix B to the Service Agreement dated N/A. With the exception of this Appendix B, all other terms and conditions of said Service Agreement shall remain in full force and effect.

WASHINGTON GAS LIGHT COMPANY		COVE POINT LNG LIMITED PARTNERSHIP

By	/s/ Frank J. Hollewa	By	/s/ L. Michael Bridges

Title	Senior Vice President	Title	Chairman
Date	December 7, 1994	Date	December 12, 1994

awi/K101994.wgl

SERVICE AGREEMENT
UNDER RATE, SCHEDULE FTS
THIS AGREEMENT, made and entered into this 17th day of August, 1995, by and between COVE POINT LNG LIMITED PARTNERSHIP, a Delaware limited partnership, (“Operator”) and WASHINGTON GAS LIGHT COMPANY, a District of Columbia corporation, (“Buyer”).
WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:
     Section 1. Service to be Rendered. Operator shall perform and Buyer shall receive Elected FTS Service in accordance with the provisions of the effective Rate Schedules FPS-2 and FTS, the applicable General Terms and Conditions of Operator’s FERC Gas Tariff, First Revised Volume No. 1, on file with the Federal Energy Regulatory Commission (“Commission”), as the same may be amended or superseded in accordance with the rules and regulations of the Commission and the terms and conditions of this Service Agreement including Appendix A. The maximum obligation of Operator to provide Elected FTS Service to or for Buyer is specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Operator. Service hereunder shall be provided subject to the provisions of Subpart G of Part 284 of the Commission’s regulations.
     Section 2. Term. Service under this Agreement shall commence as of the date of commencement of Buyer’s firm peaking service under Operator’s Rate Schedule FPS-2, Contract Number FPS2001, (“Buyer’s Peaking Service Contract”) and shall continue in full force and effect until the termination of Buyer’s Peaking Service Contract. Pre-granted abandonment shall apply upon termination of this Agreement.
     Section 3. Rates. Unless otherwise agreed to by the parties in writing, Buyer shall pay Operator the maximum charges and furnish Retainage as set forth in the above-referenced Rate Schedule and Tariff for Elected FTS Service.
     Section 4. Notices. Notices to Operator under this Agreement shall be addressed to it at 20 Montchanin Road, Wilmington, Delaware, 19807, Attention: Director, Marketing & Regulatory Affairs, and notices to Buyer shall be addressed to it at 6801 Industrial Blvd., Springfield, Virginia, 22151, Attention: Director, Gas Services Planning, until changed by either party by written notice.
     Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: (Not applicable)

WASHINGTON GAS LIGHT COMPANY		COVE POINT LNG LIMITED PARTNERSHIP

By	/s/ Frank J. Hollewa	By	/s/ L. Michael Bridges

	Frank J. Hollewa		L. Michael Bridges
Title	Senior Vice President	Title	Chairman
Date	August 31, 1995	Date	August 17, 1995

Appendix A
to
FTS Service Agreement Between
Cove Point LNG Limited Partnership (Operator)
and Washington Gas light Company (Buyer)
Maximum Firm Transportation Quantity (MFTQ): 50,000 Dth/day
FTS Service is being performed as the Elected FTS Service option pursuant to Rate Schedule FPS-2
Primary Receipt Point

Measuring	Maximum Daily
Station Name	Quantity (Dth/day)
Cove Point LNG Loudoun Station - Columbia Transmission	50,000
Primary Delivery Points

Measuring	Maximum Daily
Station Name	Quantity (Dth/day)
WGL – Centerville, VA	50,000
WGL – White Plains, MD	50,000
WGL – Benedict, MD	50,000
WGL – Prince Frederick, MD	50,000
WGL – Lusby, MD	50,000
The aggregated maximum daily quantity to be delivered through the above-referenced measuring stations shall not exceed 50,000 Dth per day.
The Master List of Interconnects (MLI) as defined in the General Terms and Conditions of Operator’s Tariff is incorporated herein by reference for the purposes of listing valid secondary receipt points and delivery points.
Service changes pursuant to this Appendix A shall become effective as of the commencement of Buyer’s Firm Transportation Service Agreement dated August 10, 1995. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.

WASHINGTON GAS LIGHT COMPANY		COVE POINT LNG LIMITED PARTNERSHIP

By	/s/ Frank J. Hollewa	By	/s/ L. Michael Bridges

	Frank J. Hollewa		L. Michael Bridges
Title	Senior Vice President	Title	Chairman
Date	August 31, 1995	Date	August 17, 1995